                                                                      EXHIBIT 21

                   GENCOR INDUSTRIES, INC. AND SUBSIDIARIES

                        SUBSIDIARIES OF THE REGISTRANT


All of the operating subsidiaries of Gencor Industries, Inc., a Delaware Corporation, listed below are included in the Consolidated Financial Statements:

                                                       State in Which     Country in Which
                                                        Incorporated        Incorporated
                                                        ------------        ------------
General Combustion Corporation                            Florida
Thermotech Systems Corporation                            Florida
General Combustion Limited                                                     England
Bituma-Stor, Inc.                                           Iowa
Bituma Corporation                                       Washington
The Davis Line, Inc.                                      Indiana
Equipment Services Group, Inc.                            Florida
Consolidated Process Machinery, Inc.                     California
CPM/Europe Limited                                                             Ireland
CPM/Europe S.A.                                                                France
CPM/Europe B.V.                                                              Netherlands
CPM/Pacific (Private) Limited                                                 Singapore
Silver Weibull AB                                                              Sweden
California Pellet Mill Europe Limited                                      United Kingdom
CPM Brazil, Inc.                                          Florida
CPM do Brasil Ltda.                                                            Brazil
Gumaco Industria E Comercio Ltda.                                              Brazil
Gumaco Projectos E. Montagens Ltda.                                            Brazil
CPM Industria E Comercio Ltda.                                                 Brazil
Gencor ACP, Ltd.                                                               England

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